1997 AMERICAN CAPITOL INSURANCE COMPANY
                   KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                   ARTICLE I

                         PURPOSE AND SCOPE OF THE PLAN

1.1  Purpose

     The purpose of the Plan is to promote the long-term success of American Capitol Insurance Company by providing financial incentives to key employees who are in positions to make significant contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment with American Capitol and to encourage key employees to acquire a proprietary interest in American Capitol, to continue employment with American Capitol, and to render superior performance during such employment.

1.2  Definitions

     Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

     "Acap" mean Acap Corporation, a Delaware corporation and the parent company of the Company.

     "American Capitol" means American Capitol Insurance Company, a Texas corporation.

     "Board of Directors" means the Board of Directors of the Company.

     "Code" means The Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee of the Board of Directors, which committee shall be composed of two or more directors who shall not be eligible to receive an award under the Plan at any time within a period of one year immediately preceding the date of their appointment to such committee, while serving on the committee, and for one year immediately following the date on which membership on the committee terminated.

     "Common Stock" means the common stock of Acap, par value $.10 per share.

     "Company" means American Capitol Insurance Company, a Texas corporation.

     "Fair Market Value" of a share of Common Stock on any particular date is the closing bid price of the share of Common Stock for such date, as reported on the NASDAQ System.

     "Grant Date," as used with respect to a particular Option, means the date as of which such option is granted by the Committee pursuant to the Plan.

     "Grantee" means the individual to whom an Option is granted by the Committee pursuant to the Plan.

     "NASDAQ System" means the National Association of Security Dealers, Inc. Electronic Bulletin Board.

     "Option" means an option granted by the Committee pursuant to the Plan, which option shall be an Incentive Stock Option (intended to qualify as such under the provisions of section 422 of the Code).

     "Option Term" means ten (10) years from the Grant Date.

     "Plan" means the 1997 American Capitol Insurance Company Key Employee Incentive Stock Option Plan as set forth herein and as may be amended from time to time.

1.3  Aggregate Limitation

     (a) The aggregate number of shares of Common Stock at any time with respect to which Options may be granted shall not exceed five hundred (500) shares of the shares of Common Stock owned by the Company. Further, in no event shall the aggregate fair market value (determined on the Grant Date) of the Common Stock granted to an Optionee in any calendar year exceed $100,000.

     (b) Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall be transferred from the shares of Common Stock owned by the Company.

     (c) In the event that any Option expires, lapses or otherwise terminates prior to being fully exercised, any share of Common Stock allocable to the unexercised portion of such option may be again subject to an Option.

1.4  Administration of the Plan

     (a) The Plan shall be administered by the Committee which shall have authority:

          (i) to determine key employees of American Capitol to whom, and the time at which, Options shall be granted and the type and number of shares of Common Stock to be subject to each such option, taking into account the nature of the services rendered by the particular employee, the employee's potential contribution to the long-term success of American Capitol and such other factors as the Committee in its discretion shall deem relevant;

          (ii) to interpret the Plan and to establish rules and regulations relating to it;

          (iii) to prescribe the terms and provisions of the agreements for the grant of Options (which need not be identical); and

          (iv) to make all other determinations necessary or advisable in order to administer the Plan.

     (b) All decisions of the Committee upon questions concerning the Plan or any Option shall be conclusive.

1.5  Eligibility for Awards

     The Committee shall designate from time to time the key employees of American Capitol who are to be granted Options.

1.6  Effective Date and Duration of Plan

     The Plan shall become effective upon its adoption by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan shall terminate on the tenth anniversary of its adoption by the Board of Directors.

                                  ARTICLE II

                                 STOCK OPTIONS

2.1  Grant of Options

      The Committee may from time to time, subject to the provisions of the plan, grant Options to key employees to purchase shares of Common Stock allotted in accordance with Section 1.3.

2.2  Option Requirements

     (a) An Option shall be evidenced by a written instrument specifying the type and number of shares of Common Stock that may be purchased by its exercise and containing such terms and conditions consistent with the Plan as the Committee shall determine.

     (b) An Option shall not be granted on or after the tenth anniversary of the date upon which the Plan was adopted by the Committee.

     (c) The option price per share of Common Stock shall be equal to the Fair Market Value of a share of Common Stock on the Grant Date, or, in the case of an employee who owns more than 10% of the voting stock of the Company, the option price per share of Common stock shall be equal to 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

     (d) An Option shall not be transferable other than by will or the laws of descent and distribution and, during the Grantee's lifetime, an Option shall be exercisable only by the Grantee; except, that the Committee may permit:

          (i) exercise, during Grantee's lifetime, by Grantee's guardian or legal representative; and

          (ii) transfer, upon Grantee's death, to beneficiaries designated by Grantee in a manner authorized by the Company; provided, that the Committee determines that such exercise and such transfer are consistent with requirements for exemption from
               Section 16(b) of the Securities and Exchange Act of 1934, as amended.

     (e) Except as provided in Section 3.1, the shares of Common Stock subject to an Option that are available for purchase at a particular time shall be as follows:

          Anniversary of                     Percentage of
             Grant Date                 Shares Available for Purchases

          Prior to the 5th                           Zero
          After the 5th                              100%
          After the 10th                             Zero

provided that, in the case of an Grantee who owns more than 10% of the voting stock of the Company, the shares of Common Stock subject to an Option that are available for purchase at a particular time shall be zero per cent prior to the 4th anniversary of the Grant Date, the percentage of shares available to purchase shall be 100% after the 4th anniversary of the Grant Date, and shall be zero per cent after the 5th anniversary of the Grant Date.

     (f) A person electing to exercise an Option shall give written notice, in such form as the Committee may require, of such election to the Company and shall tender to the Company the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Company may approve.

                                  ARTICLE III

                              GENERAL PROVISIONS

3.1  Adjustment Provisions

     (a)  If:

          (i) any recapitalization, reclassification, split-up or consolidation of Common Stock is effected;

          (ii) the outstanding shares of Common Stock are exchanged, in connection with a merger or consolidation of Acap or a sale by Acap of all or a part of its assets, for a different number or class of shares of stock or other securities of Acap or for shares of the stock or other securities of any other corporation;

          (iii) new, different or additional shares or other securities of Acap or of another corporation are received by the holders of Common Stock; or

          (iv) any distribution is made to the holders of Common Stock other than a cash dividend;

     then the Committee shall make appropriate adjustments to:

          (i) the number and class of shares or other securities that may be transferred pursuant to Options, and

          (ii) the purchase price to be paid per share under outstanding
               Options.

     (b) Upon the dissolution or liquidation of Acap, all Options to purchase Acap Common Stock shall terminate; however, all Options previously granted to purchase Acap Common Stock shall be exercisable, to the extent otherwise exercisable with regard to subsection (3) of Section 2.23, prior to such termination.

     (c) Adjustments under subsection (a) shall be made according to the sole discretion of the Committee and its decision shall be binding and conclusive.

     (d) Except as provided in subsections (a) and (b), the issuance by Acap of shares of stock of any class, or securities convertible into shares of stock of any class shall not affect the Options.

3.2  Termination of Option

     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of the Option Term.

     (b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Employer (such occurrence being a "termination of the Grantee's employment," the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death. Upon a termination of the Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

     (c) In the event of the death of Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

     (d) A transfer of the Grantee's employment between the Company and any affiliate of the Company shall not be deemed to be a termination of the Grantee's employment.

     (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any affiliate of the company, (ii) breach any covenant not to compete, or obligation of confidentiality, or employment contract, with the Company or any affiliate of the Company, or (iii) engage in conduct that would warrant the Grantee's discharge for cause, any unexercised portion of the Option shall immediately terminate and be void, and any exercise of such a voidable Option shall be rescindable by the Committee.

3.3  Additional Conditions, Including Right of First Refusal

     Any shares of Common Stock transferred under any provision of the Plan may be transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or Company may impose. By accepting the Option, the Grantee does hereby grant to the Company a right of first refusal as set forth in this section. Prior to a sale of such shares (or portion thereof) by Grantee, Grantee or his/her successor shall first offer such shares, or portion thereof, as the case may be, to the Company at the same price per share at which Grantee intends to sell same. Such offer shall be in writing dated and signed by the Grantee, stating the number of shares to be sold and the price per share ("Offer Notice") and delivered to the Company in compliance with the notice provisions set forth herein. The Company shall reply to such offer no later than the third business day following the receipt of the Offer Notice (the day on which such Offer Notice is received being the first day, if it is a business day, otherwise, the first day shall be the first business day thereafter). Such reply shall be in writing dated and signed by an officer of the Company offering to purchase all of the Common Stock that is the subject of the Offer Notice and at the price stated in the Offer Notice, committing to close and pay for such purchase of said Common Stock in cash within three business days thereafter. If the Company notifies the Grantee in writing that the Company elects not to exercise its right to purchase such Common Stock, or fails to reply in writing to the Offer Notice as hereinabove set forth and within the time hereinabove set forth, the Grantee shall thereafter be free to sell said shares of Common Stock provided such sale takes place within thirty (30) days following the date of the Offer Notice and that such sale is at the same price and for the same number of shares as stated in the Offer Notice. The failure by Grantee to sell such shares as set forth in the immediately preceding sentence shall mean that the Grantee must again offer the subject shares of Common Stock to the Company, following the procedure above set forth, regarding and renewed effort on the part of Grantee to sell the subject shares of Common Stock.

3.4  No Right to Employment

     Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ the Company or shall affect the right of the Company to terminate the employment of any employee, with or without cause.

3.5  Legal Restrictions

     The Company will not be obligated to transfer shares of Common Stock if counsel to the Company determines that such transfer would violate any law or regulation of any governmental securities exchange upon which the Common Stock is listed. In connection with any stock transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. Except as provided below, the Company shall in no event be obliged to take any affirmative action in order to cause the exercise of any Option or the resulting delivery of shares of Common Stock by the Company to comply with any law or regulation of any governmental authority. Notwithstanding the foregoing, the Company shall cause a legend in the following form to be placed on each certificate evidencing shares of Common Stock purchased upon the exercise of Options:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON REGISTRATION, OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL TO THE COMPANY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL VESTED IN AMERICAN CAPITOL INSURANCE COMPANY AS SET FORTH IN THAT CERTAIN 1997 AMERICAN CAPITOL INSURANCE COMPANY KEY EMPLOYEE STOCK OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY CONTACTING AMERICAN CAPITOL INSURANCE COMPANY, HOUSTON, TEXAS.

3.6  No Rights as Shareholders

     No grantee, and no beneficiary or other person claiming through a Grantee, shall have an interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any Option until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of the Options shall not affect; the right or power of Acap, or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in Acap's capital structure or business; any issue of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of Acap, or sale or transfer of any part of their respective assets or business; or any other corporate act, whether of a similar character or otherwise.

3.7  Withholding Taxes

     The Company may require a Grantee, as a condition of exercise of an Option, to pay or reimburse any taxes which the Company determines it is required to withhold in connection with the grant or exercise of the Option.

3.8  Choice of Law

     The place of administration of the Plan shall be within the State of Texas and the validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have an interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Texas. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Texas, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

     IN WITNESS WHEREOF, and as conclusive evidence of its adoption of the 1997 American Capitol Insurance Company Key Employee Incentive Stock Option Plan, the Board of Directors of American Capitol Insurance Company has authorized the execution of this acknowledgment as of the 2nd day of September, 1997.


/s/ H. Kathleen Musselwhite              /s/William F. Guest
----------------------------------      ---------------------------------
H. Kathleen Musselwhite, Secretary      William F. Guest, Chairman